CSFB                                                      CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   2/28/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                                                      CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,556
Total Outstanding Loan Balance	$1,064,675,737*	Min	Max
Average Loan Current Balance	$162,397	$4,936	$850,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.13%	3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.26%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

1. Miscellaneous Data -Total

	Total	Group1	Group2
GWAC	7.13	7.13	7.14
WA FICO	628	628	628
% FICO <600	32.0	32.0	32.0
% FICO 600-650	33.9	33.8	34.0
WA CLTV	87.6	87.5	87.7
% CLTV =80	8.8	8.4	9.5
% CLTV >80.01	68.1	68.1	68.2
% LTV 95.01-100	5.2	5.5	4.6
% Full Doc	58.1	58.2	57.9
% Stated Doc	24.9	25.1	24.5
% Purchase	44.5	44.1	45.3
% CO Refi	50.7	50.9	50.2
% OwnerOcc	94.0	93.9	94.4
% Prepay	79.7	79.5	80.0
% DTI	41.2	41.4	40.8
% ARM	81.5	81.4	81.7
% 2_28	72.3	71.5	73.9
% 3_27	6.9	7.4	5.9
% 1stLiens	97.5	97.5	97.5
Avg Loan Bal	162,397	148,181	200,364
# of Loans	6,556	4,770	1,786
% LoanBal<$100k	12.0	12.6	10.7
% CurrRate>12%	0.2	0.3	0.1
% MH	0.0	0.0	0.0
Largest State	CA	CA	CA
% Silent Second	39.1	38.7	40.0
% IO	20.5	20.1	21.4
% 2yr IO	9.6	8.9	11.1
% 5yr IO	10.2	10.5	9.7
IO: WA FICO	652.9	652.1	654.4
IO: WA LTV	81.2	81.5	80.7

IO: WA DTI	41.5	41.7	41.1
% Full Doc	12.6	12.8	12.3
% Purchase	12.6	12.9	12.0

2. Interest Only Loans

Interest Only Loans	% 2yr IO	% 5yr IO	Avg FICO	Avg LTV	Avg DTI	% Full Doc	% Purchase
Y	47.0	49.7	653	81.2	41.5	61.6	61.4
Total:	47.0	49.7	653	81.2	41.5	61.6	61.4

3. FICO & Documentation

FICO & Documentation	% Full Doc	% Stated Stated	% Other Doc	% All Docs	% Purchase	% CashOut	WAC	Avg Balance	Original LTV	% Interest Only	% Silent Second
451 - 500	0.1	0.0	0.0	0.1	0.0	0.1	8.38	128,350	69.3	0.0	0.0
501 - 550	6.7	2.5	0.4	9.6	1.0	8.1	8.01	160,275	73.9	0.0	0.5
551 - 600	16.3	4.8	1.9	23.0	7.4	14.4	7.41	144,122	80.0	2.2	5.8
601 - 650	20.7	7.2	6.0	33.9	15.5	16.6	7.01	159,133	81.1	8.5	14.4
651 - 700	9.9	6.6	5.9	22.4	13.5	8.2	6.85	180,357	81.7	7.2	13.0
701 - 750	3.1	3.0	2.1	8.2	5.2	2.7	6.70	192,344	82.2	2.0	4.1
751 - 800	1.0	0.8	0.7	2.5	1.8	0.6	6.79	180,382	82.9	0.6	1.2
801 - 850	0.2	0.1	0.1	0.3	0.2	0.1	6.93	173,030	76.8	0.0	0.1
Total:	58.1	24.9	17.0	100.0	44.5	50.7	7.13	162,397	80.4	20.5	39.1

4. Original LTV and FICO

Original LTV and FICO	% Unavailable	% <=450	% 451-500	% 501-550	% 551-600	% 601-650	% 651-700	% 701-750	% 751-800	% 801-850	% Total	Avg Balance	WAC	Margin	% Reduced Doc
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	112,806	7.99	6.55	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.2	112,824	6.90	6.09	0.0
30.001 - 40.000	0.0	0.0	0.0	0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.5	123,861	6.91	6.20	0.0
40.001 - 50.000	0.0	0.0	0.0	0.3	0.2	0.5	0.1	0.1	0.0	0.0	1.2	134,184	6.98	6.23	0.1
50.001 - 60.000	0.0	0.0	0.0	0.5	0.9	0.7	0.2	0.2	0.0	0.0	2.7	166,780	6.87	6.43	0.2
60.001 - 70.000	0.0	0.0	0.0	2.1	2.4	2.5	1.0	0.4	0.1	0.0	8.6	187,351	7.04	6.44	0.6
70.001 - 80.000	0.0	0.0	0.0	4.4	9.2	18.1	14.8	4.7	1.3	0.1	52.7	181,903	6.85	6.15	11.1
80.001 - 90.000	0.0	0.0	0.0	2.0	8.6	7.6	3.5	1.3	0.5	0.1	23.7	179,884	7.28	6.38	2.1
90.001 - 100.000	0.0	0.0	0.0	0.0	1.5	4.3	2.6	1.5	0.4	0.1	10.4	88,603	8.43	6.48	1.9
Total:	0.0	0.0	0.1	9.6	23.0	33.9	22.4	8.2	2.5	0.3	100.0	162,397	7.13	6.26	16.0

5. Balance and FICO

Balance and FICO	% Unavailable	% <=450	% 451-500	% 501-550	% 551-600	% 601-650	% 651-700	% 701-750	% 751-800	% 801-850	% Total	Original LTV	WAC	Margin	% Reduced Doc
1. - 50,000.	0.0	0.0	0.0	0.1	0.6	0.9	0.3	0.1	0.0	0.0	2.1	91.1	10.24	7.17	0.2
50,001. - 100,000.	0.0	0.0	0.0	1.1	2.8	3.4	2.0	0.7	0.2	0.0	10.3	81.3	7.96	6.50	1.5
100,001. - 150,000.	0.0	0.0	0.0	1.9	4.5	6.3	3.1	1.0	0.4	0.1	17.3	80.7	7.32	6.28	2.2
150,001. - 200,000.	0.0	0.0	0.0	2.0	4.1	5.6	3.6	1.4	0.5	0.1	17.4	79.8	7.01	6.19	2.5
200,001. - 250,000.	0.0	0.0	0.0	1.6	3.5	4.1	2.8	0.9	0.4	0.1	13.4	78.9	6.97	6.28	1.9
250,001. - 300,000.	0.0	0.0	0.0	1.3	2.4	3.6	2.6	1.2	0.2	0.1	11.3	79.3	6.86	6.25	1.6
300,001. - 350,000.	0.0	0.0	0.0	0.7	1.3	2.9	2.1	0.8	0.1	0.0	7.9	80.8	6.78	6.22	1.4
350,001. - 400,000.	0.0	0.0	0.0	0.5	1.4	2.1	1.9	0.4	0.2	0.0	6.6	81.2	6.86	6.26	1.5
400,001. - 450,000.	0.0	0.0	0.0	0.3	0.8	1.6	1.4	0.6	0.1	0.0	4.8	80.2	6.73	6.25	1.2
450,001. - 500,000.	0.0	0.0	0.0	0.1	0.8	1.6	1.3	0.6	0.1	0.0	4.5	81.0	6.62	6.15	0.9
500,001. - 550,000.	0.0	0.0	0.0	0.0	0.2	0.5	0.8	0.2	0.0	0.0	1.7	82.1	6.53	5.96	0.4
550,001. - 600,000.	0.0	0.0	0.0	0.0	0.4	0.4	0.2	0.1	0.1	0.0	1.1	79.0	6.87	6.37	0.5
600,001. - 650,000.	0.0	0.0	0.0	0.0	0.1	0.2	0.2	0.2	0.2	0.0	0.8	81.0	6.53	5.71	0.1
650,001. - 700,000.	0.0	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.2	82.0	6.45	6.58	0.0
700,001. - 750,000.	0.0	0.0	0.0	0.0	0.1	0.1	0.1	0.0	0.0	0.0	0.3	71.9	6.14	6.39	0.1
750,001. >=	0.0	0.0	0.0	0.0	0.1	0.2	0.1	0.0	0.0	0.0	0.4	76.0	7.77	7.09	0.1
Total:	0.0	0.0	0.1	9.6	23.0	33.9	22.4	8.2	2.5	0.3	100.0	80.4	7.13	6.26	16.0

6. Current Rate and FICO

Current Rate and FICO	% Unavailable	% <=450	% 451-500	% 501-550	% 551-600	% 601-650	% 651-700	% 701-750	% 751-800	% 801-850	% Total	Original LTV	WAC	Margin	Avg Balance
<= 4.00	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	77.8	3.80	3.99	217,597
4.01 - 4.50	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	90.0	4.40	4.71	326,277
4.51 - 5.00	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.3	82.7	4.97	4.94	240,525
5.01 - 5.50	0.0	0.0	0.0	0.1	0.6	1.1	0.9	0.5	0.2	0.0	3.5	76.8	5.36	5.28	259,107
5.51 - 6.00	0.0	0.0	0.0	0.3	1.9	5.7	3.8	1.7	0.4	0.0	13.8	77.2	5.85	5.65	216,072
6.01 - 6.50	0.0	0.0	0.0	0.7	2.8	6.0	4.8	1.6	0.5	0.1	16.5	78.5	6.33	5.89	209,293
6.51 - 7.00	0.0	0.0	0.0	1.1	4.5	8.1	5.2	1.9	0.5	0.0	21.4	79.7	6.80	6.14	196,232
7.01 - 7.50	0.0	0.0	0.0	0.9	3.7	4.5	3.2	0.9	0.4	0.0	13.7	81.2	7.29	6.34	174,193
7.51 - 8.00	0.0	0.0	0.1	2.2	3.9	3.8	2.2	0.7	0.2	0.0	13.0	81.7	7.79	6.69	161,075
8.01 - 8.50	0.0	0.0	0.0	1.3	2.4	1.7	1.0	0.3	0.2	0.0	7.0	83.5	8.29	7.04	142,806
8.51 - 9.00	0.0	0.0	0.0	1.5	1.5	1.1	0.5	0.2	0.0	0.0	4.8	82.7	8.76	7.29	119,736
9.01 - 9.50	0.0	0.0	0.0	0.8	0.4	0.5	0.2	0.1	0.0	0.0	2.0	85.4	9.29	7.61	101,842
9.51 - 10.00	0.0	0.0	0.0	0.3	0.4	0.4	0.2	0.0	0.0	0.0	1.3	85.2	9.78	7.99	75,326
10.01 - 10.50	0.0	0.0	0.0	0.3	0.2	0.2	0.1	0.0	0.0	0.0	0.8	84.4	10.31	7.83	58,267
10.51 - 11.00	0.0	0.0	0.0	0.1	0.2	0.3	0.1	0.1	0.0	0.0	0.8	92.6	10.83	8.18	47,687
11.01 - 11.50	0.0	0.0	0.0	0.0	0.1	0.1	0.1	0.0	0.0	0.0	0.4	94.3	11.26	8.76	46,716
11.51 >=	0.0	0.0	0.0	0.1	0.3	0.3	0.0	0.0	0.0	0.0	0.8	93.8	12.11	7.36	29,150